Exhibit 99.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
       OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Quentin T. Kelly certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of WorldWater Corp. on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of WorldWater Corp.

      By:    /s/ Quentin T. Kelly
             ------------------------------
      Name:  Quentin T. Kelly
      Title: Chief Executive Officer and Chairman of the Board

      I, Terri Lyn Harris certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of WorldWater Corp. on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of WorldWater Corp.

      By:    /s/ Terri Lyn Harris
             ------------------------------
      Name:  Terri Lyn Harris
      Title: Chief Financial Officer